Exhibit 10.71
                                     RELEASE

         This Release is entered as of the date set forth below by and between ______________ ("Purchaser") and HiEnergy Technologies, Inc. ("Company").

         WHEREAS, Purchaser in June 2003 agreed to purchase from the Company shares of the common stock of the Company and warrants to acquire additional shares of the common stock of the Company (collectively, the "Securities"); and

         WHEREAS, the Company offered and sold the Securities directly to Purchaser pursuant to a registration statement (File No. 333-101055) (the "Registration Statement") filed with the Securities and Exchange Commission and declared effective by the Securities and Exchange Commission on April 25, 2003; and

         WHEREAS, after June 15, 2003 the prospectus audited financial statements as of April 30, 2003 was required to be included by Section 10 of the Securities Act of 1933 (the "Securities Act"); and

         WHEREAS, Purchaser desires to waive and forego any right under the Securities Act or applicable state securities laws to surrender the Securities and recover up to the full amount of the purchase price of the Securities.

         NOW, THEREFORE, for good and valuable considerations, receipt and sufficiency of which are hereby acknowledged, Purchaser and Company hereby agree as follows:

         1. Purchaser hereby acknowledges that Purchaser received on or prior to June 15, 2003 a copy of the Company's prospectus in the form attached to the Registration Statement at its effective date, including audited financial statements as of April 30, 2002.

         2. Purchaser hereby unconditionally releases and discharges the Company and its officers, directors, controlling persons, accountants, attorneys, insurers, successors, assigns and affiliates from all actions, causes of action, suits, debts, damages, judgments, claims, and demands ("Claims") that arise directly by reason of the prospectus omitting audited financial statements as of April 30, 2003 under the requirements of Section 5 of the Securities Act of 1933 or any other federal or state securities laws.

         3. Purchaser does not otherwise waive, release or discharge any Claims by reason of any untrue statement of material fact in the prospectus or any omission of a material fact from the prospectus necessary in order to make the statements made not misleading.

         4. This Release may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

         5. This Release, once manually signed by either party, may be delivered to the other party electronically or by facsimile transmission, and such copy shall be considered originally signed and fully valid.

         IN WITNESS WHEREOF, the parties hereto have caused this Release to be duly executed by their respective authorized signatories as of the date indicated below.


                                    COMPANY:

                                    HIENERGY TECHNOLOGIES, INC.

                                    By:
                                       -----------------------------------------
                                    Name:  Bogdan C. Maglich
                                    Title: Chairman, Chief Executive Officer,
                                           President, Treasurer and Chief
                                           Scientist



Dated: January ___, 2004            PURCHASER:


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------